EXHIBIT 99.1

Goldman Sachs
Preliminary Structural and Collateral Term Sheet	April 4, 2005
$495,999,100 (approximate) of Offered Certificates
WaMu Mortgage Pass-Through Certificates, Series 2005-AR5
Washington Mutual Mortgage Securities Corp., Depositor and Master Servicer

WaMu Capital Corp.

Description of the Offered Certificates

Certificates	Product Type	Approx. Certificate Balance ($)(1)	Expected Ratings (Fitch/S&P)	Expected Credit Enhancement Percentage(2)	Initial Pass-through Rate(3)	Estimated Avg. Life (yrs) CPB(4)	Estimated Avg. Life (yrs) MAT(5)	Principal Payment Window (Months) CPB(4)	Principal Payment Window (Months) MAT(5)	Pricing Speed
A1	5/1	121,495,000	AAA/AAA	3.85%	4.68%	0.50	0.50	1-12	1-12	25 CPB
A2	5/1	51,273,000	AAA/AAA	3.85%	4.68%	1.25	1.25	12-18	12-18	25 CPB
A3	5/1	84,462,000	AAA/AAA	3.85%	4.68%	2.00	2.00	18-31	18-31	25 CPB
A4	5/1	55,158,000	AAA/AAA	3.85%	4.68%	3.00	3.00	31-42	31-42	25 CPB
A5	5/1	58,950,000	AAA/AAA	3.85%	4.68%	4.20	4.20	42-60	42-60	25 CPB
A6	5/1	109,412,000	AAA/AAA	3.85%	4.68%	5.00	8.22	60-60	60-360	25 CPB
B1	5/1	9,749,000	NR/AA	1.90%	4.68%	4.38	6.06	1-60	1-360	25 CPB
B2	5/1	3,500,000	NR/A	1.20%	4.68%	4.38	6.06	1-60	1-360	25 CPB
B3	5/1	2,000,000	NR/BBB	0.80%	4.68%	4.38	6.06	1-60	1-360	25 CPB
R	5/1	100	AAA/AAA	3.85%	4.68%

1.     The Certificate Sizes are approximate, based on expected scheduled April 1, 2005 balances of the Mortgage Loans, and subject to a +/- 5% variance.
2.     The Credit Enhancement percentages are preliminary and are subject to change based upon the final Mortgage Loan pool as of the Cut-Off Date and rating agency analysis.
3.     For the Class A1, A2, A3, A4, A5, A6, B1, B2, B3 and R Certificates, the Pass-Through Rate will be equal to the per annum weighted average net rate of the Mortgage Loans. Interest on the Certificates will be calculated on a 30/360 basis.
4.     Average Life and Payment Windows are calculated based upon a prepayment speed of 25 CPR to the reset date (CPB). CPB implies that prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.
5.     Average Life and Payment Windows are calculated based upon a prepayment speed of 25 CPR to maturity.

Preliminary Collateral Description (1) (2)
Aggregate Principal Balance(1)	$525,047,223
Average Loan Balance	$645,021
Number of Loans	814
Weighted Average Months to Roll(3)	60
Weighted Average Term to Maturity(3)	360
Gross WAC	5.106%
Weighted Average Expense Rate before reset	0.425%
Net WAC	4.681%
Initial Cap	5.000%
Periodic Cap	2.000%
Lifetime Cap	5.000%
Gross WAC Range	4.000%-5.875%
WA Maximum Lifetime Interest Rate	10.106%
Gross Margin	2.700%
Net Margin	2.275%
One- Year LIBOR Indexed Percent	10.1%
One-Year CMT Indexed Percent	89.9%
WA FICO	742
WA Current Loan to Value	67%
Interest Only Percent	94%
Cash Out Refinance Percent	37%
California Percent	71%
Primary Residence Percent	96%
Single Family and PUD Percent	89%
Single Largest Zip Code Percent	2%
Largest Individual Loan Balance	$1,500,000
Maximum Maturity Date	4/1/2035

(1)       Using March 1, 2005 scheduled balances;
(2)       Please note that all collateral information in this table and the collateral tables at the back of this termsheet, except as noted, is based on a preliminary pool with an aggregate principal balance of approximately $525,047,223. The final pool will have an aggregate balance of approximately $500,000,000
(3)   As of 4/1/2005

This information has been prepared and furnished to you by Goldman Sachs & Co.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  Goldman Sachs & Co is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement. Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500. Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).

Preliminary Structural and Collateral Term Sheet	April 4, 2005

Time Table

Cut-Off Date:   April 1, 2005

Settlement Date:   April 26, 2005

Distribution Date:   25th of each month or the next business day

First Distribution Date:   May 25, 2005

Features of the Transaction

n     Offering consists of Certificates totaling approximately $495,999,100 of which $480,750,000 are expected to be rated AAA/AAA by S&P and Fitch. Certificates with approximate principal balances of $9,749,000, $3,500,000 and $2,000,000 are expected to be rated AA, A, BBB, respectively, by S&P only.

n     The expected amount of credit support for the Class A1, A2, A3, A4, A5 and A6 Certificates will be approximately 3.85% (+/- 0.50%).

n     All collateral consists of 5/1 hybrid adjustable rate mortgage loans set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Washington Mutual Bank, FA or Washington Mutual Bank fsb.

Structure of the Certificates

 Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The subordinate certificates will be entitled to principal prepayments subject to the conditions as described in the shifting interest section below. The Class B1, Class B2, and Class B3 Certificates (the “Senior Subordinate Certificates” and together with the Senior Certificates, the “Offered Certificates”) and the Class B4, Class B5, and Class B6 Certificates (the “Junior Subordinate Certificates,” not offered hereby, and together with the Senior Subordinate Certificates, the “Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest with respect to the Class A1, A2, A3, A4, A5, A6 and Class R Certificates (the “Senior Certificates” and together with the Subordinate Certificates, the “Certificates”) and, therefore, provide credit protection to the Senior Certificates. If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the Senior Certificates will receive distributions of interest and principal before the Subordinate Certificates are entitled to receive distributions of interest or principal from the mortgage loans and the Subordinate Certificates will receive distributions in order of their numerical class designations.

Shifting Interest on the Certificates

Unless the aggregate class principal balance of the Subordinate Certificates has reached a certain level relative to the Senior Certificates, or the delinquencies and losses on the mortgage loans exceed certain limits, the Senior Certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the Mortgage Loans until the 7th anniversary of the closing date (i.e., the distribution date in April 2012). Thereafter, the Senior Certificates will generally receive their share of scheduled principal payments and a decreasing share of principal prepayments. This will result in a faster rate of return of principal to the Senior Certificates than would occur if those Senior Certificates and the Subordinate Certificates received all payments pro rata, and increases the likelihood that holders of the Senior Certificates will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Subordinate Certificates are as follows:

Distribution Date	Percentage
May 2004 – April 2012	0%
May 2012 – April 2013	30%
May 2013 – April 2014	40%
May 2014 – April 2015	60%
May 2015 – April 2016	80%
May 2016 and after	100%

If before the Distribution Date in May 2008 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates will be entitled to 50% of their pro rata share of principal prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in May 2008 the credit support is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates will be entitled to 100% of their pro rata share of the principal prepayments.

This information has been prepared and furnished to you by Goldman Sachs & Co.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  Goldman Sachs & Co is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement. Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500. Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).

Preliminary Structural and Collateral Term Sheet	April 4, 2005

Priority of Distributions

1)    Payment of accrued and unpaid interest, pro-rata to the Senior Certificates, at the related Certificate Interest Rate;

2)    Payment of the senior principal distribution amount to the Senior Certificates, sequentially:

(a)      To the Class R Certificates until their principal balance is reduced to zero;

(b)      To the Class A1 Certificates until their certificate principal balance is reduced to zero;

(c)      To the Class A2 Certificates until their certificate principal balance is reduced to zero;

(d)      To the Class A3 Certificates until their certificate principal balance is reduced to zero;

(e)      To the Class A4 Certificates until their certificate principal balance is reduced to zero;

(f)  To the Class A5 Certificates until their certificate principal balance is reduced to zero;

(g)      To the Class A6 Certificates until their certificate principal balance is reduced to zero;

3)    To the Subordinate Certificates, sequentially, in order of their numerical class designation starting with Class B1 accrued and unpaid interest at the respective Certificate Interest Rates and the respective portion of the subordinate principal amount;

4)    To the Class R Certificates, any remaining amount.

Allocation of Realized Losses

Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero. If the Class Principal Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the Mortgage Loans will be allocated to the Senior Certificates pro-rata until the Class Principal Balance of each such class of Certificates has been reduced to zero.

This information has been prepared and furnished to you by Goldman Sachs & Co.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  Goldman Sachs & Co is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement. Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500. Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).

Preliminary Structural and Collateral Term Sheet	April 4, 2005

Key Terms

Issuer:	WaMu Mortgage Pass-Through Certificates Series 2005-AR5 Trust
Depositor:	Washington Mutual Mortgage Securities Corp.
Originator:	Washington Mutual Bank, FA and Washington Mutual Bank fsb
Servicer:	Washington Mutual Bank, FA
Master-Servicer:	Washington Mutual Mortgage Securities Corp.
Trustee: Lead Managers:	LaSalle Bank Goldman Sachs & Co. and WaMu Capital Corp.
Rating Agencies:	Fitch and S&P
Type of Issuance:	Public for all the Offered Certificates
Servicer Advancing:	To the extent requested by the rating agencies, the servicer will advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.
Compensating Interest:

Compensating interest paid by the servicer will equal the least of (a) any shortfall for the previous month in interest collections resulting from the timing of Payoffs made from the 15th day of the calendar month before the Distribution Date to the last day of such month, (b) the sum of the applicable monthly master servicing fee payable to the master servicer, any reinvestment income realized by the master servicer relating to Payoffs made during the Prepayment Period, and interest payments on the Payoffs received during the period of the 1st day through the 14th day of the month of the Distribution Date, as applicable and (c) 1/12 of 0.125% of the aggregate Stated Principal Balance of the mortgage loans.

Interest Accrual:

On a 30/360 basis; the interest accrual period for the Certificates, except for the Class A1 and A2 Certificates, is the calendar month preceding such Distribution Date. The accrual period for the Class A1 and A2 Certificates for a given Distribution Date will be from and including the 25th day of the month preceding such Distribution Date (or in the case of the first Distribution Date, the Closing Date) to and including the 24th day of the month of such Distribution Date.

The Mortgage Loans:

The Mortgage Loans consist of approximately 10% One-Year LIBOR and 90% One-Year CMT 5/1 ARMs secured by one-to-four family residential properties. Approximately 94% of the Mortgage Loans require only the payment of interest for 5 years after the origination date. At the end of the initial fixed-rate period the mortgage interest rates adjust annually. The mortgage interest rates will be indexed to One-Year LIBOR or One-Year CMT and will adjust to that index plus a certain number of basis points (the “Gross Margin”).(1) The Mortgage Loans have an initial interest rate cap of 5%, a periodic cap of 2% and lifetime cap of 5%. The weighted average lifetime maximum mortgage interest rate is 10.106%.

(1) The One Year-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Year U.S. dollar-denominated deposits as published in The Wall Street Journal. The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

Expense Fee Rate:

The “Expense Fee Rate” is comprised of primary servicing fees and master servicing fee, each as applicable. The weighted average Expense Fee Rate will be equal to approximately 0.425%. None of the Mortgage loans have a servicing fee increase after the first adjustment date.

Expected Subordination:	3.85% (+/- 0.50%), for the Class A1, A2, A3, A4, A5 and A6 Certificates
Other Certificates:

The following Classes of “Other Certificates” will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby:

This information has been prepared and furnished to you by Goldman Sachs & Co.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  Goldman Sachs & Co is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement. Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500. Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).

Preliminary Structural and Collateral Term Sheet	April 4, 2005

Certificate

Approximate Certificate Balance	Initial Pass-Through Rate

B4

1,750,000

4.68%

B5

1,250,000

4.68%

B6

1,000,900

4.68%

Clean Up Call:	10% of the Cut-off Date principal balance of the Mortgage Loans
Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.
ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:	The Senior and the Class B1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.
Minimum Denomination:	$25,000 for the Senior Certificates
Delivery:	Senior Certificates and Senior Subordinate Certificates – DTC

This information has been prepared and furnished to you by Goldman Sachs & Co.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  Goldman Sachs & Co is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement. Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500. Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).

Preliminary Structural and Collateral Term Sheet	April 4, 2005

Computational Materials Disclaimer

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you by Goldman Sachs & Co. The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Goldman Sachs & Co. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. The Computational Materials do not include all of the information required to be included in the final prospectus supplement. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

Please be advised that the securities herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).

This information has been prepared and furnished to you by Goldman Sachs & Co.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  Goldman Sachs & Co is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement. Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500. Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).

Preliminary Structural and Collateral Term Sheet	April 4, 2005

Yield Tables (%)

Class A1 to the First Reset Date and to Maturity

Price	10 CPR	20 CPR	25 CPR	30 CPR	40 CPR
	Yield	Yield	Yield	Yield	Yield
100-09+	4.483	4.239	4.113	3.983	3.712
100-11+	4.432	4.137	3.985	3.827	3.499
100-13+	4.380	4.035	3.856	3.672	3.287
100-15+	4.329	3.933	3.728	3.516	3.075
100-17+	4.278	3.831	3.600	3.361	2.863

WAL	1.29	0.63	0.50	0.41	0.30
Mod Durn	1.22	0.61	0.48	0.40	0.29
Principal Window Begin	1	1	1	1	1
Principal Window End	32	15	12	10	7

Class A2 to the First Reset Date and to Maturity

Price	10 CPR	20 CPR	25 CPR	30 CPR	40 CPR
	Yield	Yield	Yield	Yield	Yield
100-07+	4.649	4.572	4.530	4.486	4.389
100-09+	4.629	4.531	4.478	4.422	4.299
100-11+	4.608	4.489	4.425	4.358	4.210
100-13+	4.587	4.448	4.373	4.294	4.120
100-15+	4.567	4.407	4.321	4.230	4.030

WAL	3.33	1.60	1.25	1.02	0.72
Mod Durn	3.02	1.51	1.19	0.97	0.69
Principal Window Begin	32	15	12	10	7
Principal Window End	48	23	18	15	10

This information has been prepared and furnished to you by Goldman Sachs & Co.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  Goldman Sachs & Co is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement. Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500. Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).

Preliminary Structural and Collateral Term Sheet	April 4, 2005

Yield Tables (%)

Class A3 to the First Reset Date

Price	10 CPB	20 CPB	25 CPB	30 CPB	40 CPB
	Yield	Yield	Yield	Yield	Yield
99-25+	4.701	4.681	4.669	4.656	4.627
99-27+	4.686	4.655	4.635	4.615	4.570
99-29+	4.672	4.628	4.602	4.574	4.513
99-31+	4.657	4.602	4.569	4.533	4.456
100-01+	4.642	4.575	4.535	4.493	4.399

WAL	4.81	2.57	2.00	1.62	1.15
Mod Durn	4.21	2.36	1.87	1.53	1.09
Principal Window Begin	48	23	18	15	10
Principal Window End	60	39	31	25	17

Class A3 to Maturity

Price	10 CPR	20 CPR	25 CPR	30 CPR	40 CPR
	Yield	Yield	Yield	Yield	Yield
99-25+	4.784	4.681	4.669	4.656	4.627
99-27+	4.771	4.655	4.635	4.615	4.570
99-29+	4.757	4.628	4.602	4.574	4.513
99-31+	4.744	4.602	4.569	4.533	4.456
100-01+	4.730	4.575	4.535	4.493	4.399

WAL	5.30	2.57	2.00	1.62	1.15
Mod Durn	4.59	2.36	1.87	1.53	1.09
Principal Window Begin	48	23	18	15	10
Principal Window End	79	39	31	25	17

This information has been prepared and furnished to you by Goldman Sachs & Co.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  Goldman Sachs & Co is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement. Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500. Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).

Preliminary Structural and Collateral Term Sheet	April 4, 2005

 Yield Tables (%)

Class A4 to the First Reset Date

Price	10 CPB	20 CPB	25 CPB	30 CPB	40 CPB
	Yield	Yield	Yield	Yield	Yield
99-07+	4.831	4.858	4.893	4.930	5.011
99-09+	4.817	4.840	4.870	4.902	4.972
99-11+	4.802	4.822	4.847	4.874	4.932
99-13+	4.788	4.804	4.824	4.846	4.893
99-15+	4.774	4.786	4.801	4.818	4.854

WAL	5.00	3.87	3.00	2.42	1.70
Mod Durn	4.36	3.46	2.74	2.24	1.60
Principal Window Begin	60	39	31	25	17
Principal Window End	60	54	42	34	24

Class A4 to Maturity

Price	10 CPR	20 CPR	25 CPR	30 CPR	40 CPR
	Yield	Yield	Yield	Yield	Yield
99-07+	5.109	4.858	4.893	4.930	5.011
99-09+	5.099	4.840	4.870	4.902	4.972
99-11+	5.089	4.822	4.847	4.874	4.932
99-13+	5.079	4.804	4.824	4.846	4.893
99-15+	5.069	4.786	4.801	4.818	4.854

WAL	7.68	3.87	3.00	2.42	1.70
Mod Durn	6.280	3.460	2.740	2.240	1.600
Principal Window Begin	79	39	31	25	17
Principal Window End	106	54	42	34	24

This information has been prepared and furnished to you by Goldman Sachs & Co.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  Goldman Sachs & Co is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement. Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500. Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).

Preliminary Structural and Collateral Term Sheet	April 4, 2005

Yield Tables (%)

Class A5 to the First Reset Date

Price	10 CPB	20 CPB	25 CPB	30 CPB	40 CPB
	Yield	Yield	Yield	Yield	Yield
98-23+	4.947	4.950	4.984	5.042	5.168
98-25+	4.932	4.935	4.967	5.021	5.138
98-27+	4.918	4.920	4.950	5.000	5.109
98-29+	4.903	4.906	4.933	4.980	5.080
98-31+	4.889	4.891	4.917	4.959	5.051

WAL	5.00	4.93	4.20	3.37	2.35
Mod Durn	4.35	4.30	3.72	3.04	2.17
Principal Window Begin	60	54	42	34	24
Principal Window End	60	60	60	48	33

Class A5 to Maturity

Price	10 CPR	20 CPR	25 CPR	30 CPR	40 CPR
	Yield	Yield	Yield	Yield	Yield
98-23+	5.304	5.009	4.984	5.042	5.168
98-25+	5.296	4.995	4.967	5.021	5.138
98-27+	5.288	4.982	4.950	5.000	5.109
98-29+	5.280	4.968	4.933	4.980	5.080
98-31+	5.272	4.955	4.916	4.959	5.051

WAL	10.38	5.40	4.20	3.37	2.35
Mod Durn	7.94	4.65	3.72	3.04	2.17
Principal Window Begin	106	54	42	34	24
Principal Window End	145	76	60	48	33

This information has been prepared and furnished to you by Goldman Sachs & Co.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  Goldman Sachs & Co is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement. Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500. Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).

Preliminary Structural and Collateral Term Sheet	April 4, 2005

Yield Tables (%)

Class A6 to the First Reset Date

Price	10 CPB	20 CPB	25 CPB	30 CPB	40 CPB
	Yield	Yield	Yield	Yield	Yield
99-04	4.857	4.857	4.857	4.860	4.882
99-06	4.842	4.842	4.842	4.845	4.865
99-08	4.828	4.828	4.828	4.831	4.848
99-10	4.813	4.813	4.813	4.816	4.831
99-12	4.799	4.799	4.799	4.801	4.813

WAL	5.00	5.00	5.00	4.84	4.09
Mod Durn	4.36	4.36	4.36	4.24	3.63
Principal Window Begin	60	60	60	48	33
Principal Window End	60	60	60	60	60

Class A6 to Maturity

Price	10 CPR	20 CPR	25 CPR	30 CPR	40 CPR
	Yield	Yield	Yield	Yield	Yield
99-04	5.399	5.242	5.147	5.062	4.972
99-06	5.393	5.234	5.137	5.051	4.956
99-08	5.388	5.225	5.127	5.040	4.941
99-10	5.382	5.217	5.118	5.028	4.925
99-12	5.377	5.209	5.108	5.017	4.910

WAL	17.99	10.33	8.22	6.70	4.69
Mod Durn	11.35	7.75	6.51	5.51	4.06
Principal Window Begin	145	76	60	48	33
Principal Window End	360	360	360	360	360

This information has been prepared and furnished to you by Goldman Sachs & Co.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  Goldman Sachs & Co is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement. Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500. Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).